Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

Note 11 - Income Taxes

We have identified our federal and California state tax returns as “major” tax jurisdictions. The periods our income tax returns are subject to examination for these jurisdictions are 2013 through 2016. We believe our income tax filing positions and deductions will be sustained on audit, and we do not anticipate any adjustments that would result in a material change to our financial position. Therefore, no liabilities for uncertain income tax positions have been recorded.

At December 31, 2016, we had available net operating loss carry-forwards for federal income tax reporting purposes of approximately $318 million, and had available tax credit carry-forwards for federal tax reporting purposes of approximately $10.7 million, which are available to offset future taxable income. Portions of these carry-forwards will expire through 2036 if not otherwise utilized. We have not performed a formal analysis, but we believe our ability to use such net operating losses and tax credit carry-forwards is subject to annual limitations due to change of control provisions under Sections 382 and 383 of the Internal Revenue Code, which significantly impacts our ability to realize these deferred tax assets.

Our net deferred tax assets, liabilities and valuation allowance are as follows:

	Year Ended December 31,
	2016	2015
Deferred tax assets:
Net operating loss carryforwards (a)	$892,107	$474,767
Tax credit carryforwards (a)	-	-
Depreciation and amortization	3,414,971	-
Other	533,034	-
Total deferred tax assets	4,840,112	474,767
Valuation allowance	(3,918,791)	(474,767)
Net deferred tax assets	921,321	-
Deferred tax liabilities:
Intangible assets	(921,321)	-
Net deferred tax liabilities	$-	$-

(a) reflects estimated limitation under Section 382 and 383 of the Internal Revenue Code as of December 31, 2016 due to reverse merger on November 15, 2016.

We record a valuation allowance in the full amount of our net deferred tax assets since realization of such tax benefits has been determined by our management to be less likely than not. The valuation allowance increased $3,444,024 and $474,767 during 2016 and 2015, respectively.

In 2016 and 2015, there was income tax expense of $800 and $1,600, respectively, due to IThena’s income tax due the state of California.